BLACKROCK FUNDSSM

iShares Developed Real Estate Index Fund

(the “Fund”)

Supplement dated March 10, 2021 to the Statement of Additional Information (“SAI”)

of the Fund, dated May 29, 2020, as supplemented to date

Effective immediately, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Alan Mason, Suzanne Henige, CFA, Jennifer Hsui, CFA, and Amy Whitelaw are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of January 31, 2020.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Suzanne Henige, CFA	82 $138.67 Billion	1 $663.05 Million	0 $0	0 $0	0 $0	0 $0
Jennifer Hsui, CFA	322 $1.43 Trillion	57 $71.51 Billion	36 $28.34 Billion	0 $0	1 $913.18 Million	25 $23.68 Billion
Alan Mason	338 $1.47 Trillion	0 $0	0 $0	0 $0	0 $0	0 $0
Amy Whitelaw	344 $1.47 Trillion	107 $34.40 Billion	0 $0	0 $0	0 $0	0 $0

The last sentence of the first paragraph of the sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

The performance of Mr. Mason and Mses. Henige, Hsui and Whitelaw is not measured against a specific benchmark.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of January 31, 2020.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Alan Mason	None
Suzanne Henige, CFA	None
Jennifer Hsui, CFA	None
Amy Whitelaw	None

Shareholders should retain this Supplement for future reference.

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